Exhibit 99.1

Community Bankers Acquisition Corp. Receives Regulatory Approvals to Acquire TransCommunity Financial Corporation and BOE Financial Services of Virginia, Inc.

TAPPAHANNOCK, Va., April 18 /PRNewswire-FirstCall/ — Community Bankers Acquisition Corp. (“CBAC”) (Amex: BTC) announced today that it received the regulatory approvals necessary to acquire TransCommunity Financial Corporation (“TFC”) (OTC Bulletin Board: TCYF) and BOE Financial Services of Virginia, Inc. (“BOE”) (Nasdaq: BSXT).

The Federal Reserve Bank of Richmond, acting under delegated authority of the Board of Governors of the Federal Reserve System, notified CBAC on April 15, 2008 that its applications to become a bank holding company, become a financial holding company and acquire TFC and BOE were approved subject to a 15 day waiting period. On April 7, 2008 the State Corporation Commission of the Commonwealth of Virginia also approved the acquisitions. Closing of the TFC and BOE mergers are also subject to receipt of the approvals of the shareholders of TFC and BOE and the stockholders of CBAC.

As previously announced, the shareholder meetings for TFC and BOE and the stockholder meetings for CBAC are currently scheduled to take place on the following dates:

TFC, April 28, 2008, Special Meeting

BOE, April 25, 2008, Special Meeting

CBAC, April 25, 2008, Annual Meeting and Special Meeting.

The management and Boards of Directors of each of CBAC, TFC and BOE recommend that shareholders vote in favor of the mergers and each of the proposals to be considered at the meetings. Additional information about the proposed mergers and each of the other proposals can be found in the respective definitive joint proxy statement/prospectuses. The definitive joint proxy statement/prospectus relating to the CBAC annual meeting and the TFC special meeting was filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2008, and the definitive joint proxy statement/prospectus relating to the CBAC special meeting and the BOE special meeting was also filed with the SEC on March 31, 2008. Both documents are available at www.sec.gov.

Stockholders of CBAC or shareholders of TFC and BOE with questions about voting their shares or the mergers should contact Morrow & Co., the proxy solicitor for each of CBAC, TFC and BOE, at (800) 607-0088. CBAC stockholders seeking to withdraw shares previously submitted for conversion should ensure that their bank or broker makes arrangements with Continental Stock Transfer & Trust Co. to withdraw their shares by 10:00 a.m. New York time on April 25, 2008. Similarly, CBAC stockholders seeking to exercise their conversion rights must complete the procedures set forth in the CBAC joint proxy statement/prospectus before 10:00 a.m. New York time on April 25, 2008. If you have previously sent a proxy card, you do not need to send another card unless you desire to change your vote.

Additional Information About the Mergers and Where to Find It

In connection with the proposed mergers, CBAC has filed with the SEC a registration statement on Form S-4 to register the shares of CBAC common stock to be issued to the shareholders of TFC as well as a registration statement on Form S-4 to register the shares of CBAC common stock to be issued to the shareholders of BOE. Each registration statement includes a joint proxy statement/

prospectus, which has been mailed to the stockholders of record of CBAC and of the shareholders of TFC or BOE, as applicable, seeking their approval of the applicable merger. In addition CBAC, TFC, and BOE may file other relevant documents concerning the proposed mergers with the SEC.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENTS ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUSES FILED WITH THE SEC AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CBAC, TFC, AND BOE AND THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of both joint proxy statement/prospectuses also may be obtained by directing a request by telephone or mail to: Community Bankers Acquisition Corp., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Investor Relations (telephone: (703) 759-0751). Free copies of the joint proxy statement/prospectus relating to the proposed merger of CBAC with TFC also may be obtained by directing a request by telephone or mail to: TransCommunity Financial Corporation, 4235 Innslake Drive, Glen Allen, Virginia 23060, Attention: Investor Relations (telephone: (804) 934-9999), or by accessing TFC’s website at http://www.TCFCorp.com under “Investor Relations.” Free copies of the joint proxy statement/prospectus relating to the proposed merger of CBAC with BOE also may be obtained by directing a request by telephone or mail to: BOE Financial Services of Virginia, Inc., 1325 Tappahannock Boulevard, Post Office Box 965, Tappahannock, Virginia 22560, Attention: Investor Relations (telephone: (804) 443-4343), or by accessing BOE’s website at http://www.bankofessex.com under “Investor Relations.” The information on BOE’s and TFC’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company, or CBAC, makes with the SEC.

CBAC, TFC and BOE and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of BOE and TFC, as applicable, and/or CBAC in connection with the mergers. Information about the directors and executive officers of CBAC is set forth in the Annual Report on Form 10-K filed with the SEC on March 31, 2008. Information about the directors and executive officers of TFC is set forth in the Annual Report on Form 10-K filed with the SEC on March 31, 2008. Information about the directors and executive officers of BOE is set forth in the Annual Report on Form 10-K filed with the SEC on March 31, 2008. Additional information regarding the interests of these participants and other persons who may be deemed participants in the mergers may be obtained by reading the joint proxy statement/prospectuses regarding the mergers filed with the SEC on March 31, 2008.

Caution Regarding Forward-Looking Statements

Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the mergers, including future financial and operating results, cost savings and enhanced revenues that may be realized from the mergers as well as other statements of expectations regarding the mergers and any other statements regarding future results or expectations.

Each of CBAC, TFC and BOE intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, are inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of CBAC, TFC and BOE and the surviving corporation, include but are not limited to: (1) the businesses of CBAC, TFC, and BOE may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the mergers may not be fully realized or realized within the expected time frame; (3) revenues following the mergers may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the mergers; (5) the ability to obtain required regulatory and stockholder approvals, and the ability to complete the mergers on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board may adversely impact income; (7) changes in the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, demand for financial services in BOE’s and TFC’s market areas may adversely affect operations; (8) CBAC, TFC and BOE’s implementation of new technologies and their ability to develop and maintain secure and reliable electronic systems may impact their respective businesses;(9) changes in accounting principles, policies, and guidelines may impact reported earnings; and (10) other risk factors detailed from time to time in filings made by CBAC, BOE or TFC with the SEC may be associated with their respective businesses. CBAC, TFC and BOE undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

SOURCE BOE Financial Services of Virginia, Inc.

-0-	04/18/2008

/CONTACT: Gary A. Simanson, President of Community Bankers Acquisition Corp., +1-703-759-0751; or Bruce B. Nolte, President of TransCommunity Financial Corporation, +1-804-934-9999; or George M. Longest, Jr., President of BOE Financial Services of Virginia, Inc., +1-804-443-4343/

/First Call Analyst: /

/FCMN Contact: /

/Web site:	http://www.bankofessex.com
http://www.TCFCorp.com /

(BSXT BTC TCYF)